FOR IMMEDIATE RELEASE
                        	July 22, 2003



Norfolk Southern Increases Quarterly Dividend

NORFOLK, VA - Norfolk Southern Corporation (NYSE: NSC) today announced an increase in the quarterly dividend to 8 cents per share on its common stock, payable on September 10 to stockholders of record on August 1.

	"Norfolk Southern has a long history of emphasizing a return to shareholders through the payment of dividends," said
Chairman, President and CEO David R. Goode. "This dividend increase underscores our commitment to that principle."

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Media Contact: Bob Fort, Norfolk, 757-629-2710
Ivestor Contact: Leanne McGruder, Norfolk, 757-629-2861